SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 2, 2003

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

5511	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

Three Landmark Square, Suite 500, Stamford, CT	06901
(Address of principal executive offices)	(Zip Code)

(203) 356-4400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on December 2, 2003 announcing that its proposed agreement to acquire the Bob Baker Auto Group of San Diego, California has been terminated, which press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated December 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: December 2, 2003	By:	/s/ Kenneth B. Gilman
	Name:	Kenneth B. Gilman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 2, 2003